Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

Once again, the small-cap market defied most observers, including ourselves. The Russell 2000 Index of smaller companies outperformed the large-cap S&P 500 Index for the seventh time in the last eight years. There have been signs of vulnerability, though. In 2005, the Russell 2000 narrowly lagged the S&P 500, and in 2006, the S&P 500 outpaced the S&P SmallCap 600. We believe small-caps will be challenged to outperform large-caps in 2007 and investors would be well served to reduce exposure to the asset class. We will elaborate more on this in our Outlook section.

Your fund registered a gain but failed to keep up with the small-cap sector’s strong second-half recovery, and we lagged our Russell index for both the six and 12 months ended December 31, 2006. This proved to be a common theme among active managers. As you can see from the Performance Comparison table, the Lipper Small-Cap Core Funds Index also lagged, although returns for our peer group were a little better than our own. Indeed, for the year, 75% of all small-cap managers underperformed the Russell 2000 Index.

The past 12 months saw three distinct periods of performance for the small-cap market. The year started with a bang as the Russell 2000 surged nearly 9% in January and peaked in early May, led by strong performance in the materials, technology, telecommunication services, and energy sectors. A sharp correction followed, which dropped the Russell 2000 by nearly 15% through late July. Energy and materials companies were particularly hard hit during this time. The final five months of the year saw a nice recovery that was led, interestingly enough, by the materials sector and, this time, the defensive consumer staples sector. From the interim peak in May, the Russell 2000 rose a bit over 2% to its high on December 5. The S&P 500 outperformed over this period by rising about 7%. Perhaps we have finally witnessed a reduction in investors’ willingness to assume risk that may mark the top of this small-cap cycle.

Highlights

• Small-cap stocks posted strong returns and extended their streak of outperformance relative to large-caps.

• The fund generated a good absolute return for the year but lagged its benchmarks.

• Buyouts by private equity groups took several holdings from the portfolio, but we found some opportunities that the market appeared to be overlooking.

• Although small-caps are unlikely to outperform large-caps this year, small-cap growth equities should begin to rebound relative to value.

Investment Review

The second half of 2006 began in the midst of a small-cap correction. The Russell 2000 sold off nearly 15% from its May peak, bottoming in late July. The market then went on a five-month tear, rising nearly 20% off its bottom before pausing in December. Sectors that did particularly well in the second-half surge were telecommunication services, consumer staples, utilities, and materials stocks. The worst-performing segments included energy, industrials and business services, and information technology. Unfortunately, our sector exposures detracted as we were underweight in all the top-performing sectors and overweight in the laggards. The main detractor from the fund’s performance relative to the Russell 2000 benchmark, however, was stock selection, which was negative in consumer discretionary, industrials and business services, materials, and consumer staples.

A midyear slowdown in consumer spending, driven by rising gas prices, higher interest rates, and concerns about housing values, hurt consumer stocks. Even though we were underweight in consumer discretionary stocks for just this reason, we lost nearly a full percentage point of relative performance through stock selection. Slowing same-store sales hurt our restaurant holdings, including Panera Bread, The Cheesecake Factory, and Red Robin Gourmet Burgers. Panera’s sales slowed as traffic stalled and the company’s new “crispani” dinner entrée lost momentum with customers. Wall Street was disappointed when Cheesecake announced a slight slowdown in new unit expansions for 2007. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In apparel retail, recent same-store sales strength at AnnTaylor Stores reversed in November as the firm missed on fashions at both its Ann Taylor and Loft subsidiaries. Christopher & Banks also slipped after same-stores sales failed to meet management’s expectations.

Stock selection in industrials and business services hurt, too. This sector started the year strongly but fell in the second half on fears of an economic slowdown. Our biggest loser was logistics company EGL, which declined sharply as investors reacted to a slowdown in the air freight business. Evidently, the shares became too cheap because the firm announced a management-led buyout at a 20% premium to the market value in January 2007. A.O. Smith, led by one of our favorite management teams, also fell after the firm lowered guidance on rising raw materials prices and potentially slower electrical equipment sales to the housing sector. Industrial conglomerate Harsco declined despite releasing a very strong outlook in December.

We also failed to add value among materials during 2007. While our exposure was about equal to that of the broad market, we didn’t have sufficient holdings in the steel, titanium, and specialty metals segment, where we find current valuations unattractive. We were also hurt by declining gold prices, which pressured Meridian Gold, and rising raw material prices, particularly copper, which hurt specialty chemical manufacturer Arch Chemicals.

Finally, investors bid up the consumer staples area—not typically a bull market group. Our holdings in Casey’s General Stores declined as gas margins dipped relative to last year’s post-Katrina record. Moreover, our holding in Wild Oats Markets fell as the firm reported weaker-than-expected same-store sales.

On the plus side, stock selection in information technology was positive since several of our holdings were subject to mergers and acquisitions. FileNet rose almost 30% as the firm agreed to be acquired by IBM. Later in the half, IBM also chose to acquire Internet Security Systems, which surged nearly 50%. FactSet Research Systems increased on strong second-half results. More of its systems are being used by financial firms, some of them undoubtedly by new investment banking analysts doing merger and acquisition advisory work. Finally, THQ surged on strong prospects for its gaming titles and the growing excitement surrounding the new consumer gaming consoles like Xbox 360 and Wii.

Other major contributors included biotechnology firm InterMune, which moved higher following positive trial results for its anti-fibrosis drug Perfinidone and on news it had partnered with Roche for its hepatitis C drug. Energy services company Seacor Holdings rose on strong prospects for its oil service supply vessel business and its inland barge business. Finally, Herman Miller benefited from a spurt in demand for office furniture, which drove strong results.

Portfolio Strategy

Fears about the U.S. economy led us to an opportunistic purchase in Applied Industrial Technologies (AIT), an industrial distributor with 450 branches in North America. The company has been executing a clear margin-enhancement strategy for five years, and we expect margin growth to continue. Sales growth should outpace the general economy as the company penetrates certain end markets where exposure is low today. We were especially attracted to AIT by its strong cash flow and consistently rising return on capital.

We are seeing renewed investor interest in the airline industry due to falling energy costs and industry consolidation. We purchased AirTran because we saw the firm as a primary beneficiary of rising industry capacity utilization, easing fuel costs, and capacity reductions from the recent round of proposed airline consolidations. We thought AirTran was relatively inexpensive and offered good downside protection if our call proved to be early.

We think the market is overly penalizing some consumer companies. Since mid-June, we initiated positions in bookseller Borders Group and in Zale, the largest specialty retailer of fine jewelry in North America. Each of Zale’s six brands specializes in fine jewelry and watches, with merchandise and marketing focused on diamonds. The stock has rallied in recent months following a period of operating and financial underperformance at the hands of a failed brand repositioning. The stock also recovered from market-share losses in 2005, as well as significant management turnover and an SEC investigation in the first half of 2006. Management implemented a business plan that we expect to drive improving same-store sales, operating margin expansion, and accelerating earnings growth. We believe the company’s current valuation does not fully reflect either the positive impact of the new management team’s recent turnaround initiatives or the company’s overall prospects longer term. We expect accelerating earnings growth to drive a return to the company’s historically solid cash flow generation and return of capital to shareholders.

Borders Group is the second-largest operator of book, music, and DVD superstores and the largest operator of mall-based bookstores in the world. Investors have shunned the company due to poor operating and financial performance in recent years—trends we expect to see reversed. The company has invested heavily to enhance its superstores by improving product offerings, upgrading in-store cafés, and initiating a customer loyalty program. Newly appointed CEO George Jones is taking a hard look at improving the company’s underperforming mall and international units and believes there are many opportunities to improve the domestic superstores as well. We believe the improving sales and margins should drive solid cash flow generation, continued return of capital to shareholders, and a higher valuation.

Health care was one of the weakest sectors last year. Historically, this sector does well late in the economic cycle as investors look for growth as the economy slows. Concerns over near-term fundamentals and the new Democratic-led Congress offered us several buying opportunities, including HealthExtras and Centene. Short-term company-specific issues and broader industry concerns related to the effects of pharmacy benefits managers and generics drove down HealthExtras’ price, even though the company’s problems were transitory and the industry worries irrelevant. We think HealthExtras has a compelling growth outlook.

We initiated a position in Centene after the stock declined sharply from its 2005 peak following medical cost challenges in several markets, a consequence of mismanaging an extremely rapid growth strategy. Centene is a Medicaid-managed care company serving seven states. Long-term growth opportunities in Medicaid remain attractive, and while it will take the company several quarters to address its challenges, our analysis indicated that the stock was trading at a single-digit multiple of its ultimate earnings power.

On the Sell Side

One of our largest sales during the second half was National City, which entered the portfolio when it acquired our holdings in Harbor Florida Bancshares. Merger and acquisition activity has been at some of the highest levels since 1999. Twenty of the fund’s holdings were acquired, including several of our top 10 sales. Among them were FileNet, Petco, and RSA Securities.

After the strong first half run-up in energy, we significantly reduced our positions. We initiated positions in FMC Technologies and Grant Prideco when they were $1 billion companies, but the strong energy market, combined with exceptional company-specific growth, has propelled their market capitalizations to well over $4 billion. It seemed prudent to reduce our exposure to these well-run, but now larger-cap, companies.

We also sold long-term holdings PartnerRe and Iron Mountain for market-cap considerations. We purchased reinsurer PartnerRe in the early 1990s and earned excellent returns through several cycles. Management has done a good job growing book value and creating value for shareholders, but the stock became expensive, and with the overall property and casualty market softening, we took profits. Iron Mountain performed well, but it has grown out of our market cap range. Since its valuation is high by almost every measure and Wall Street expectations are fair now, it seemed a good time to recycle into something smaller.

Weakening business fundamentals are a principal reason we sell holdings. We eliminated insurer Horace Mann Educators as we became concerned about its full valuation in the face of declining profitability in the overall personal lines insurance market. Similarly, we eliminated Healthspring, a Medicare HMO that failed to meet its internal enrollment projections. Considering the stock’s valuation and the incremental risks surrounding Medicare, we decided to move on. Finally, we exited Select Comfort after we became concerned, first on valuation, then about slowing trends in same-store sales. While we had made good money in the shares and believe the management is solid, we became concerned that a slowing consumer spending environment would pressure high-price mattress sales.

Outlook

As 2007 begins, we reiterate our view that the long cycle of small-cap outperformance relative to large-caps is a thing of the past. Unfortunately, we believed the cycle ended in 2005. Much to our surprise, the small-cap segment managed to finish 2006 strongly, outperforming the S&P 500 by more than two percentage points in the final quarter and more than two and a half percentage points for the year. As noted earlier, small-caps fared less favorably by other measures—for example, the S&P SmallCap 600 Index underperformed the S&P 500 Index for the first time since 1999.

Looking ahead, we have the same concerns we’ve written about in previous shareholder letters. Valuations relative to large-caps remain at what we think are unsustainably high levels. While no longer at the all-time highs reached in April, they are still at valuation premiums last seen in the early 1980s. Further, small-caps continue to lag large-caps in earnings growth. By some measures, small-cap earnings have trailed large- and mid-caps for six straight quarters—hardly an environment conducive to further stock price outperformance.

Lagging earnings trends are raising a new concern. The Federal Reserve has been on a sustained campaign to slow the economy through a series of interest rate hikes. Although the Fed hasn’t increased rates since midyear 2006, the economy is clearly slowing. Moreover, the yield curve remains inverted—that is, short-term interest rates are higher than long-term rates—as investors anticipate a period of economic softness. In previous cycles, a sustained inverted yield curve has presaged either a midcycle slowdown or an outright recession. Since small-caps are primarily domestic businesses, they are more vulnerable to weakening domestic growth, and their slowing relative earnings performance is certainly a symptom of a slowing U.S. economy.

As noted in our midyear letter, we believe small-caps will be particularly vulnerable to a significant correction if the economy falls into recession. At this writing, it’s not yet possible to divine whether we are in the midst of a “soft landing” or slipping ultimately to full-scale recession. With the best days of the small-cap cycle behind us, we think investors should continue to reduce exposure to the asset class. At the same time, we think the stage is set for small-cap growth shares to outperform small-cap value. When the economy slows, investors typically seek out growing revenues and earnings and avoid cyclically exposed value shares.

In 2006, three-quarters of active managers failed to beat their index benchmarks, according to Lipper and Prudential data. When the cycle definitively turns negative and when money leaves our asset class, we believe that active managers will once again add value through both superior relative returns and reduced volatility. We think that our portfolio should be able to weather a small-cap correction with lower volatility and solid performance relative to the Russell 2000 Index.

Thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 18, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. stocks.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments†

T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2006

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2006
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $295,252)	$	425,508
Affiliated companies (cost $15,220)		15,220
Total investments in securities		440,728
Receivable for investment securities sold		587
Dividends and interest receivable		218
Receivable for shares sold		84
Other assets		31
Total assets		441,648
Liabilities		
Payable for investment securities purchased		1,231
Investment management fees payable		244
Due to affiliates		6
Other liabilities		604
Total liabilities		2,085
NET ASSETS	**$**	**439,563**
Net Assets Consist of:		
Undistributed net realized gain	$	6,769
Net unrealized gain		130,256
Paid-in capital applicable to 31,185,071 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		302,538
NET ASSETS	**$**	**439,563**
NET ASSET VALUE PER SHARE	**$**	**14.10**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
($ 000s)

Year Ended 12/31/06
Investment Income (Loss)	
Dividend Income	$ 3,622
Expenses	
Investment management	2,971
Custody and accounting	121
Registration	31
Legal and audit	15
Directors	8
Prospectus and shareholder reports	8
Proxy and annual meeting	2
Shareholder servicing	2
Miscellaneous	9
Total expenses	3,167
Expenses paid indirectly	(7)
Net expenses	3,160
Net investment income	462
Realized and Unrealized Gain (Loss)	
Net realized gain on securities	49,344
Change in net unrealized gain on securities	2,980
Net realized and unrealized gain	52,324
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 52,786**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2006

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $14,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $97,813,000 and $159,212,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $310,472,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $68,000 for Price Associates and $2,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $684,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $15,220,000 and $9,604,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

Tax Information (Unaudited) for the Tax Year Ended 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,404,000 from short-term capital gains,

• $47,226,000 from long-term capital gains, of which $47,191,000 was subject to the 15% rate gains category, and $35,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $2,563,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,425,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp) (1983 to 2002); Director, National Life Insurance
2005	(2001 to 2005); Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Vornado Real Estate Investment
2001	Trust (3/04 to present); Director, Mercantile Bankshares (4/03 to present); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company,
real estate developers (1997 to 2004)]

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief
1996	Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp., Golden Star Resources
1996	Ltd. (5/92 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Director, Federal National Mortgage Association (9/06 to present); Managing Director and President, Global Private
2003	Client Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and
Simon Property Group

Theo C. Rodgers (1941)	President, A&R Development Corporation
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001	Advisors, L.P.

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number
of T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Chairman of the Board, Director, and
2006 [115]	President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price International,
Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank;
Director, T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited;
Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President,
2006 [62]	T. Rowe Price Trust Company; President, Institutional Equity Funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional Equity Funds	Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional Equity Funds	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional Equity Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional Equity Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional Equity Funds	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional Equity Funds	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice President, T. Rowe Price and
Vice President, Institutional Equity Funds	T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional Equity Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007